VOYA FUNDS TRUST

Voya Floating Rate Fund

(the "Fund")

Supplement dated October 2, 2020

to the Fund's Class A, Class C, Class I, Class P, Class R, Class T, Class W shares Prospectus, Class P3 shares Prospectus, related Summary Prospectuses, (each a "Prospectus" and collectively the "Prospectuses"), and related Statement of Additional Information ("SAI"), each dated July 31, 2020, as supplemented or revised from time to time

Daniel Norman, Portfolio Manager, Managing Director, and Co-Group Head of Voya Investment Management's Senior Loan Group will retire effective December 31, 2020 and therefore will no longer serve as a portfolio manager of the Fund. Effective on or about December 31, 2020, the Fund's Prospectuses and SAI will be revised as follows:

1.All references to Mr. Norman serving as a portfolio manager of the Fund are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE